UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2019

(Exact name of registrant as specified in its charter)

Ohio	001-33653	31-0854434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio		45263
(Address of Principal Executive Offices)		(Zip Code)

(800) 972-3030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	FITB	The NASDAQ Stock Market LLC
Depositary Shares Representing a 1/1000th Ownership Interest in a Share of 6.625% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series I	FITBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

This amendment to the Current Report on Form 8-K of Fifth Third Bancorp (the “Company”) originally filed on August 2, 2019 to announce that the Company had submitted redemption notices to the trustees to redeem certain trust preferred securities is being filed solely to add an additional press release issued by the Company on August 5, 2019 correcting and replacing the original press release issued on August 2, 2019 with respect to the accrued and unpaid distributions relating to those trust preferred securities.

MB Financial, Inc., a wholly-owned subsidiary of Fifth Third Bancorp (the “Company”) has submitted redemption notices to the trustees to redeem the trust preferred securities related to the trusts listed below, which will result in the redemption of the securities identified below on the date specified. The redemptions will be funded with excess cash currently available to the Company.

Trust	Security	Principal Amount	Redemption Date
MB Financial Capital Trust II	Floating Rate Capital Securities	$35,000,000	9/16/2019
MB Financial Capital Trust IV	Capital Securities	$20,000,000	9/16/2019
MB Financial Capital Trust V	Floating Rate Capital Securities	$30,000,000	9/16/2019

On August 2, 2019, the Company issued a press release announcing this redemption. On August 5, 2019, the Company issued a press release to correct and replace the original press release issued on August 2, 2019 with respect to the accrued and unpaid distributions relating to those trust preferred securities. A copy of this August 5, 2019 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 – Press Release dated August 5, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

August 5, 2019	By:	/s/ James C. Leonard
James C. Leonard
Executive Vice President and Treasurer